Exhibit 8(i)
SCHEDULE A-1


DAILY MONEY FUND

  Capital Reserves:  Money Market Portfolio
 Capital Reserves:  U.S. Government Portfolio
 Fidelity U.S. Treasury Income Portfolio
 Money Market Portfolio
 U.S. Treasury Portfolio

FIDELITY ADVISOR ANNUITY FUNDS

 Fidelity Advisor Annuity Government Investment Fund
 Fidelity Advisor Annuity Growth Opportunities Fund
 Fidelity Advisor Annuity High Yield Fund
 Fidelity Advisor Annuity Income & Growth Fund
 Fidelity Advisor Annuity Money Market Fund
 Fidelity Advisor Annuity Overseas Fund
FIDELITY ADVISOR SERIES I

 Fidelity Advisor Equity Growth Fund
 Fidelity Advisor Institutional Equity Portfolio Growth
 Fidelity Advisor Large Cap Fund
 Fidelity Advisor Mid Cap Fund

FIDELITY ADVISOR SERIES II

  Fidelity Advisor Government Investment Fund
 Fidelity Advisor Growth Opportunities Fund
 Fidelity Advisor High Yield Fund
 Fidelity Advisor Income & Growth Fund
 Fidelity Advisor Short Fixed-Income Fund

FIDELITY ADVISOR SERIES III

 Fidelity Advisor Equity Income Fund
FIDELITY ADVISOR SERIES IV

 Fidelity Advisor Intermediate Term Bond Fund
 Fidelity Real Estate High Income Fund
 Fidelity Institutional Short-Intermediate Government Fund
FIDELITY ADVISOR SERIES V

 Fidelity Advisor Natural Resources Fund

FIDELITY ADVISOR SERIES VII

 Fidelity Advisor Overseas Fund
 Fidelity Advisor Consumer Industries Fund
 Fidelity Advisor Cyclical Industries Fund
 Fidelity Advisor Financial Services Fund
 Fidelity Advisor Health Care Fund
 Fidelity Advisor Technology Fund
 Fidelity Advisor Utilities Growth Fund

FIDELITY ADVISOR SERIES VIII

 Fidelity Advisor Emerging Markets Income Fund
 Fidelity Advisor Strategic Opportunities Fund
 Fidelity Advisor Strategic Income Fund
FIDELITY BOSTON STREET TRUST
 Fidelity Target Timeline 1999
 Fidelity Target Timeline 2001
 Fidelity Target Timeline 2003
FIDELITY CAPITAL TRUST

 Fidelity Capital Appreciation Fund
 Fidelity Disciplined Equity Fund
 Fidelity Stock Selector
 Fidelity Value Fund

FIDELITY CHARLES STREET TRUST

 Fidelity Asset Manager
 Fidelity Asset Manager:  Growth
 Fidelity Asset Manager:  Income
 Fidelity Short-Intermediate Government Fund
 Spartan Investment-Grade Bond Fund
 Spartan Short-Term Bond Fund

FIDELITY COMMONWEALTH TRUST
 Fidelity Intermediate Bond Fund
 Fidelity Market Index Fund
 Fidelity Small Cap Stock Fund
 Fidelity Large Cap Stock Fund
FIDELITY CONGRESS STREET FUND
FIDELITY CONTRAFUND
FIDELITY COVINGTON TRUST
 Fidelity Real Estate High Income Fund II
FIDELITY DESTINY PORTFOLIOS

 Destiny I
 Destiny II

FIDELITY DEUTSCHE MARK PERFORMANCE PORTFOLIO, L.P.

FIDELITY DEVONSHIRE TRUST

 Fidelity Equity-Income Fund
 Fidelity Mid-Cap Stock Fund
 Fidelity Real Estate Investment Portfolio
 Fidelity Utilities Fund
FIDELITY EXCHANGE FUND

FIDELITY FINANCIAL TRUST

 Fidelity Convertible Securities Fund
 Fidelity Equity-Income II Fund
 Fidelity Retirement Growth Fund

FIDELITY FIXED-INCOME TRUST

 Fidelity Investment Grade Bond Fund
 Fidelity Short-Term Bond Fund
 Spartan Government Income Fund
 Spartan High Income Fund
 Spartan Short-Intermediate Government Fund

FIDELITY GOVERNMENT SECURITIES FUND

FIDELITY HASTINGS STREET TRUST

 Fidelity Fifty
 Fidelity Fund
FIDELITY HEREFORD STREET TRUST

 Spartan Money Market Fund
 Spartan U.S. Government Money Market Fund
 Spartan U.S. Treasury Money Market Fund
FIDELITY ADVISOR KOREA FUND, INC.
FIDELITY EMERGING ASIA FUND, INC.
FIDELITY INCOME FUND

 Fidelity Ginnie Mae Fund
 Fidelity Mortgage Securities Fund
 Spartan Limited Maturity Government Fund
FIDELITY INSTITUTIONAL CASH PORTFOLIOS

 Domestic Money Market Portfolio
 Money Market Portfolio
 U.S. Government Portfolio
 U.S. Treasury Portfolio
FIDELITY INSTITUTIONAL INVESTORS TRUST

 Fidelity Freedom 2030 Fund
 Fidelity Freedom 2020 Fund
 Fidelity Freedom 2010 Fund
 Fidelity Freedom 2000 Fund
 Fidelity Freedom Income Fund
FIDELITY INSTITUTIONAL TRUST

 Fidelity U.S. Bond Index Portfolio
 Fidelity U.S. Equity Index Portfolio
FIDELITY INVESTMENT TRUST

 Fidelity Canada Fund
 Fidelity Diversified International Fund
 Fidelity Emerging Markets Fund
 Fidelity Europe Capital Appreciation Fund
 Fidelity Europe Fund
 Fidelity France Fund
 Fidelity Germany Fund
 Fidelity Global Bond Fund
 Fidelity Hong Kong & China Fund
 Fidelity International Growth & Income Fund
 Fidelity International Value Fund
 Fidelity Japan Fund
 Fidelity Japan Small Companies Fund
 Fidelity Latin America Fund
 Fidelity New Markets Income Fund
 Fidelity Nordic Fund
 Fidelity Overseas Fund
 Fidelity Pacific Basin Fund
 Fidelity Short-Term World Bond Fund
 Fidelity Southeast Asia Fund
 Fidelity United Kingdom Fund
 Fidelity Worldwide Fund

FIDELITY MAGELLAN FUND
FIDELITY MONEY MARKET TRUST

 Rated Money Market
 Retirement Government Money Market Portfolio
 Retirement Money Market Portfolio
 FIDELITY MT. VERNON STREET TRUST

 Fidelity Emerging Growth Fund
 Fidelity Growth Company Fund
 Fidelity New Millennium Fund

FIDELITY PHILLIPS STREET TRUST

 Fidelity Cash Reserves
 Fidelity U.S. Government Reserves
FIDELITY PURITAN TRUST

 Fidelity Balanced Fund
 Fidelity Global Balanced Fund
 Fidelity Low-Priced Stock Fund
 Fidelity Puritan Fund

FIDELITY REVERE STREET TRUST

 Taxable Central Cash Fund
FIDELITY SCHOOL STREET TRUST

 Spartan Bond Strategist
FIDELITY SECURITIES FUND

 Fidelity Blue Chip Growth Fund
 Fidelity Dividend Growth Fund
 Fidelity Growth & Income Portfolio
 Fidelity OTC Portfolio
FIDELITY SELECT PORTFOLIOS
 Air Transportation Portfolio
 American Gold Portfolio
 Automotive Portfolio
 Biotechnology Portfolio
 Brokerage and Investment Management Portfolio
 Chemicals Portfolio
 Computers Portfolio
 Construction and Housing Portfolio
 Consumer Industries Portfolio
 Defense and Aerospace Portfolio
 Developing Communications Portfolio
 Electronics Portfolio
 Energy Portfolio
 Energy Service Portfolio
 Environmental Services Portfolio
 Financial Services Portfolio
 Food and Agriculture Portfolio
 Health Care Portfolio
 Home Finance Portfolio
 Industrial Equipment Portfolio
 Industrial Materials Portfolio
 Insurance Portfolio
 Leisure Portfolio
 Medical Delivery Portfolio
 Money Market Portfolio
 Multimedia Portfolio
 Natural Gas Portfolio
 Paper and Forest Products Portfolio
 Precious Metals and Minerals Portfolio
 Regional Banks Portfolio
 Retailing Portfolio
 Software and Computer Services Portfolio
FIDELITY SELECT PORTFOLIOS (CONT.)
 Technology Portfolio
 Telecommunications Portfolio
 Transportation Portfolio
 Utilities Growth Portfolio
FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.

FIDELITY SUMMER STREET TRUST

 Fidelity Capital & Income Fund
FIDELITY TREND FUND

FIDELITY UNION STREET TRUST
 Fidelity Export Fund
 Spartan Ginnie Mae Fund
FIDELITY UNION STREET TRUST II
 Fidelity Daily Income Trust
 Spartan World Money Market Fund
FIDELITY U.S. INVESTMENTS - BOND FUND, L.P.
FIDELITY U.S. INVESTMENTS - GOVERNMENT SECURITIES FUND, L.P.
FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.

NORTH CAROLINA CAPITAL MANAGEMENT TRUST
 Cash Portfolio
 Term Portfolio
THE TRAVELERS SERIES TRUST
 Large Cap Portfolio
 Equity Income Portfolio
VARIABLE INSURANCE PRODUCTS FUND

 Equity-Income Portfolio
 Growth Portfolio
 High Income Portfolio
 Money Market Portfolio
 Overseas Portfolio
VARIABLE INSURANCE PRODUCTS FUND II

 Asset Manager:  Growth Portfolio
 Asset Manager Portfolio
 Contrafund Portfolio
 Index 500 Portfolio
 Investment Grade Bond Portfolio

FIDELITY ADVISOR WORLD U.S. LARGE-CAP STOCK FUND (BERMUDA) LTD.
FIDELITY ADVISOR WORLD EUROPE FUND (BERMUDA) LTD.
FIDELITY ADVISOR WORLD SOUTHEAST ASIA FUND (BERMUDA) LTD.
FIDELITY ADVISOR WORLD U.S. LIMITED TERM BOND FUND (BERMUDA) LTD.
FIDELITY ADVISOR WORLD U.S. GOVERNMENT INVESTMENT FUND
 (BERMUDA) LTD.
FIDELITY ADVISOR WORLD U.S. TREASURY MONEY FUND (BERMUDA) LTD.
FOR MASTER REPURCHASE AGREEMENTS WITH INDIVIDUAL FIDELITY FUNDS AS BUYERS
ONLY:
FIDELITY GLOBAL YIELD TRUST
DIVIDEND FUNDING
REDEMPTION FUNDING
Date:   By:

SCHEDULE A-2
(Intentionally Left Blank)
Date:   By:

SCHEDULE A-3
ACCOUNTS
 Massachusetts Municipal Depository Trust
Date:   By:

SCHEDULE A-4
ACCOUNTS
 The Fidelity Group Trust for Employee Benefits Plans
Date:   By: